SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 7, 2001



                                   LABTEC INC.
             (Exact name of registrant as specified in its charter)


         MASSACHUSETTS           0-27302                   04-3116697
(State or other jurisdiction   (Commission     (IRS Employer Identification No.)
       of incorporation)       File Number)


   1499 SE TECH CENTER PLAZA, SUITE 350, VANCOUVER, WA                 98683
        (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (360) 896-2000



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

         On February 7, 2001, Labtec Inc., a Massachusetts corporation ("Labtec"), and Logitech International S.A., a Swiss corporation ("Logitech"), announced that they had entered into an Agreement and Plan of Merger (the "Merger Agreement") among Labtec, Logitech, Logitech Inc., a California corporation and a wholly-owned subsidiary of Logitech ("Logitech Subsidiary"), and Thunder Acquisition Corp., a Massachusetts corporation and a wholly-owned subsidiary of Logitech Subsidiary ("Merger Sub"). A copy of the press release dated February 7, 2001 announcing the Offer, the Merger and the Merger Agreement is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

         The Merger Agreement provides that Merger Sub will commence an exchange offer (the "Offer") for all of the outstanding shares (the "Shares") of Labtec's common stock, par value $.01 per share ("Labtec Common Stock"), at a purchase price of (1) $11.00 per Share, net to the seller in cash, and (2) a fraction of an American depositary share of Logitech (each, a "Logitech ADS") equal to $7.00 divided by the average closing bid price of a Logitech ADS as reported by Bloomberg Financial Markets (or such other source as Labtec and Logitech shall agree) on the 20 consecutive trading days ending on the trading day that is three business days prior to the day on which the Offer actually expires, but will not be less than 0.2234 of a Logitech ADS (if such average closing bid price exceeds $31.34) or more than 0.2730 of a Logitech ADS (if such average closing bid price is less than $25.64), upon the terms and subject to the conditions set forth in the Merger Agreement.

         The Merger Agreement also provides that, as soon as practicable after the satisfaction or waiver of certain conditions, including regulatory approvals and the acceptance by Merger Sub for payment of all Shares validly tendered and not withdrawn pursuant to the Offer, and in accordance with the Massachusetts Business Corporation Law, Merger Sub will be merged with and into Labtec (the "Merger"), with Labtec surviving as a wholly-owned subsidiary of Logitech Subsidiary. At the effective time of the Merger, each Share outstanding (other than Shares owned by Logitech, Logitech Subsidiary, Merger Sub or any other subsidiary of Logitech) will be converted into the right to receive the same amount of cash and fraction of a Logitech ADS that is being offered in the Offer.

         The acquisition of Labtec by Logitech Subsidiary will be accounted for as a purchase.

         A copy of the Merger Agreement is attached to this current report on Form 8-K as Exhibit 10.1 and is incorporated by reference herein.

         Pursuant to the Merger Agreement, Logitech Subsidiary and each of Sun Multimedia Partners, L.P., a Delaware limited partnership, and Sun Venture Capital Partners I, L.P., a Delaware limited partnership (collectively, the "Principal Stockholders"), entered into stockholder agreements providing that the Principal Stockholders would, among other things, (1) tender their Shares in the Offer and (2) vote their Shares to approve the Merger Agreement and the Merger and against other business combination transactions involving Labtec and to grant to

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Logitech an irrevocable proxy in connection therewith. The Principal
Stockholders beneficially owned 50.68% of the shares of Labtec Common Stock outstanding as of February 7, 2001. A copy of the form of stockholder agreement entered into by both of the Principal Stockholders is attached to the Merger Agreement as Exhibit A and is incorporated by reference herein.

         This report contains or incorporates by reference forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934, as amended, and otherwise in the Private Securities Litigation Reform Act of 1995 (collectively, the "Safe Harbor Provisions"). Forward-looking statements are typically identified by the words "believe," "expect," "intend," "estimate" and similar expressions. Those statements appear in this report and include statements regarding the intent, belief or current expectation of Labtec or its directors or officers with respect to, among other things, trends affecting Labtec's financial conditions and results of operations and the registrant's business and growth strategies. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual results may differ materially from those projected, expressed or implied in the forward-looking statements as a result of various factors (such factors are referred to herein as "Cautionary Statements"), including but not limited to the following: (1) risks relating to the completion of the transaction with Logitech and to the effect of the transaction on Logitech's financial condition and future business strategies and
(2) risks and uncertainties that are detailed in Labtec's Annual Report on Form 10-K for the year ended March 31, 2000 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2000. Any forward-looking statements contained herein speak only as of the date of this report, and the registrant cautions potential investors not to place undue reliance on such statements. Labtec undertakes no obligation to update or revise any forward-looking statements. All subsequent written or oral forward-looking statements attributable to the registrant or persons acting on its behalf are expressly qualified in their entirety by the Cautionary Statements.

         The Safe Harbor Provisions are not applicable to the foregoing communication to the extent that they constitute exchange offer materials and have not been judicially determined to be applicable to such communication to the extent that they constitute soliciting materials.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)        Exhibits

       Exhibit
         No.                          Description
         ---                          -----------

         2.1 Agreement and Plan of Merger dated as of February 7, 2001 among Labtec Inc., Logitech International S.A., Logitech Inc. and Thunder Acquisition Corp.
        99.1 Press Release of Labtec Inc. and Logitech International S.A. dated February 7, 2001


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    February 15, 2001

                                    LABTEC INC.


                                    By: /s/ Robert G. Wick
                                       -----------------------------------------
                                       Name:  Robert G. Wick
                                       Title: President and CEO


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                                  EXHIBIT INDEX

Exhibit
  No.                             Description                             Page
  ---                             -----------                             ----
  2.1 Agreement and Plan of Merger dated as of February 7, 2001 among Labtec Inc., Logitech International S.A., Logitech Inc.
           and Thunder Acquisition Corp.

 99.1 Press Release of Labtec Inc. and Logitech International S.A. dated February 7, 2001